EXHIBIT 10.10


                                       FTC
                                COMMERCIAL CORP.


As of January 1, 2006


Blue Holdings, Inc.
5804 E. Slauson Avenue
Commerce, CA 90040

Ladies and Gentlemen:

         This Amendment "3" to Inventory Loan Facility Agreement (this "Amendment") is entered into as of January 1, 2006 by and between FTC COMMERCIAL CORP. ("FTC", "we" or "us") and BLUE HOLDINGS, INC. ("Client" or "you"), with reference to the following:

         A. FTC and Client are parties to an Inventory Loan Facility Agreement dated as of July 25, 2005 (as amended, the "Facility Agreement"), the provisions of which are incorporated into this Amendment.

         B. FTC and Client desire to amend the Facility Agreement, effective as of the date hereof, as set forth herein.

         NOW, THEREFORE, the parties agree as follows:

         1.       Initially   capitalized   terms  used  herein  which  are  not
                  otherwise defined shall have the meanings assigned to them in the Facility Agreement.

         2. The definition of "Inventory Base" is hereby amended in its entirety to read as follows:

                  "Inventory Base" means up to fifty percent (50%) of the value (the lesser of cost or market) of the Company's raw material and finished goods Inventory which FTC determines, in its sole discretion, to be eligible for inclusion in the Inventory Base. Without limiting the generality of the foregoing, the following Inventory shall not be eligible for inclusion in the Inventory Base if (i) such Inventory is over one hundred eighty (180) days old; (ii) such Inventory is defective or damaged; (iii) such Inventory is not located at the Company's premises at 5804 S. Slauson Avenue, Commerce, California 90040; (iv) such Inventory is located at any real property leased by the Company or at any contract warehouse, unless such Inventory is subject to a collateral access agreement acceptable to FTC and executed by the lessor or warehouseman, as the case may be, and unless such Inventory is separately identifiable from the goods of others, if any, stored on the premises; (v) the Company does not have good, valid, and marketable title to such Inventory; (vi) such Inventory is not subject to a valid and perfected first priority security interest in favor of FTC; (vii) such Inventory consists of bill and hold goods or goods acquired on consignment or (viii) such Inventory consists of work in process.

         3.       The  first   paragraph   which   follows  the   definition  of
                  "Obligations" is hereby amended in its entirety to read as follows:

                  This Agreement shall confirm our mutual understanding and agreement that, subject to the terms and conditions of the Company Agreements, and provided that no default or Event of Default under any of the Company Agreements and no termination of the Factoring Agreement has occurred, FTC may, in its sole and absolute discretion, extend an inventory loan facility to the Company in an aggregate principal amount outstanding at any time not to exceed the lesser of (a) the Inventory Base or
                  (b) up to $2,400,000 minus (i) the aggregate amount of then outstanding inventory loans made to TAVERNITI SO JEANS, LLC ("Taverniti") under the Inventory Loan Facility Agreement between Taverniti and FTC dated as of October 31, 2005 (as amended, the "Taverniti Facility Agreement") and MINUS (ii) the aggregate amount of then outstanding inventory loans made to Antik Denim, LLC ("Antik") under the Inventory Loan Facility Agreement between Antik and FTC dated July 25, 2005 (as amended, the "Antik Facility Agreement"). The interest rate charged on outstanding inventory loans under this Agreement will be the same rate charged in Section 23 of the Factoring Agreement and will be calculated, computed and payable in accordance with the provisions of Section 23.

         4. Except as amended hereby, the Facility Agreement shall remain in full force and effect and unmodified. Client hereby reaffirms each and every one of Client's representations, warranties and covenants under the Facility Agreement.

         5. Any reference in the Facility Agreement to "this Agreement", "herein", "hereunder" or words of similar meaning shall mean the Facility Agreement as amended by this Amendment.

         6. Client hereby represents and warrants to FTC that this Amendment has been duly authorized by all necessary action on the part of Client and constitutes a valid and legally binding obligation of Client, enforceable against Client in accordance with its terms.

         7. This Amendment shall be governed by the laws of the State of California without regard to the conflicts of law principles thereof.

         8. The Facility Agreement, as amended by this Amendment, constitutes the entire agreement between Client and FTC as to the subject matter hereof and may not be altered or amended except by written agreement signed by Client and FTC. No provision hereof may be waived by FTC except upon written waiver executed by FTC.

         9. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

         Sincerely,                            AGREED:

         FTC COMMERCIAL CORP.                  BLUE HOLDINGS, INC.


         By: /s/ Kenneth L. Wengrod            By: /s/ Patrick Chow
            --------------------------            ----------------------------
         Name:   Kenneth L. Wengrod            Name:   Patrick Chow
         Title:  President                     Title:  CFO



                    AGREEMENT AND REAFFIRMATION BY GUARANTOR

The undersigned has executed a Guaranty dated July 25, 2005 (the "Guez Guaranty") in connection with the Factoring Agreement between BLUE HOLDINGS, INC. (the "Company") and FTC COMMERCIAL CORP. ("FTC") dated July 25, 2005, the Inventory Loan Facility Agreement between the Company and FTC dated July 25, 2005 and various related instruments and documents (collectively, the "Company Agreements"). The undersigned agrees that the Guez Guaranty shall apply to all obligations of the Company under the above Amendment and the Company Agreements.


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


The undersigned hereby reaffirms the Guez Guaranty and agrees that no provisions of the above Amendment shall in any way limit any of the terms or provisions of the Guez Guaranty or any other documents executed by the undersigned in favor of FTC, all of which are hereby ratified and affirmed and the same shall continue in full force and effect in accordance with the provisions hereof.

                           /s/ Paul Guez
                           ----------------------------
                           Paul Guez



                    AGREEMENT AND REAFFIRMATION BY GUARANTOR

The undersigned has executed a Guaranty dated July 25, 2005 (the "Trust Guaranty") in connection with the Factoring Agreement between BLUE HOLDINGS, INC. (the "Company") and FTC COMMERCIAL CORP. ("FTC") dated July 25, 2005, the Inventory Loan Facility Agreement between the Company and FTC dated July 25, 2005 and various related instruments and documents (collectively, the "Company Agreements"). The undersigned agrees that the Trust Guaranty shall apply to all obligations of the Company under the above Amendment and the Company Agreements.

The undersigned hereby reaffirms the Trust Guaranty and agrees that no provisions of the above Amendment shall in any way limit any of the terms or provisions of the Trust Guaranty or any other documents executed by the undersigned in favor of FTC, all of which are hereby ratified and affirmed and the same shall continue in full force and effect in accordance with the provisions hereof.

                           The Paul and Elizabeth Guez Living Trust dated February 13, 1998

                           /s/ Paul Guez
                           ----------------------------
                           Paul Guez, Trustee

                           /s/ Elizabeth Guez
                           ----------------------------
                           Elizabeth Guez, Trustee



                    AGREEMENT AND REAFFIRMATION BY GUARANTOR

The undersigned has executed a Guaranty dated July 25, 2005 (the "Antik Guaranty") in connection with the Factoring Agreement between BLUE HOLDINGS, INC. (the "Company") and FTC COMMERCIAL CORP. ("FTC") dated July 25, 2005, the Inventory Loan Facility Agreement between the Company and FTC dated July 25, 2005 and various related instruments and documents (collectively, the "Company Agreements"). The undersigned agrees that the Antik Guaranty shall apply to all obligations of the Company under the above Amendment and the Company Agreements and that such obligations shall be secured by a first lien on and security interest in all of the assets of the undersigned in which the undersigned has granted FTC a security interest.

The undersigned hereby reaffirms the Antik Guaranty and agrees that no provisions of the above Amendment shall in any way limit any of the terms or provisions of the Antik Guaranty or any other documents executed by the undersigned in favor of FTC, all of which are hereby ratified and affirmed and the same shall continue in full force and effect in accordance with the provisions hereof.

                           ANTIK DENIM, LLC


                           By: /s/ Patrick Chow
                              ----------------------------
                           Print Name: Patrick Chow
                           Title:      CFO


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


                    AGREEMENT AND REAFFIRMATION BY GUARANTOR

The undersigned has executed a Guaranty dated as of October 31, 2005 (the "Taverniti Guaranty") in connection with the Factoring Agreement between BLUE HOLDINGS, INC. (the "Company") and FTC COMMERCIAL CORP. ("FTC") dated July 25, 2005, the Inventory Loan Facility Agreement between the Company and FTC dated July 25, 2005 and various related instruments and documents (collectively, the "Company Agreements"). The undersigned agrees that the Taverniti Guaranty shall apply to all obligations of the Company under the above Amendment and the Company Agreements and that such obligations shall be secured by a first lien on and security interest in all of the assets of the undersigned in which the undersigned has granted FTC a security interest.

The undersigned hereby reaffirms the Taverniti Guaranty and agrees that no provisions of the above Amendment shall in any way limit any of the terms or provisions of the Taverniti Guaranty or any other documents executed by the undersigned in favor of FTC, all of which are hereby ratified and affirmed and the same shall continue in full force and effect in accordance with the provisions hereof.

                           TAVERNITI SO JEANS, LLC


                           By:  /s/ Patrick Chow
                              ----------------------------
                           Print Name:  Patrick Chow
                           Title:       CFO


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